REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "AGREEMENT") is made and entered into as of April 15, 2005, by and among RCG Companies Incorporated, a Delaware corporation (the "COMPANY"); Amadeus Americas, Inc. f/k/a Amadeus NMC Holding, Inc., a Delaware corporation ("AMADEUS"); Terra Networks Asociadas, S.L., a company organized and existing under the laws of the Kingdom of Spain ("TERRA"); Avanti Management, Inc., a Pennsylvania corporation ("AVANTI"); and Libra Securities, LLC, a Delaware limited liability company ("LIBRA SECURITIES" and together with Amadeus, Terra and Avanti are each individually referred to as a "HOLDER" and collectively as the "HOLDERS"). This Agreement is made pursuant to the Agreement and Plan of Merger, dated February 10, 2005, by and among the Company, OneTravel, Inc., a Texas corporation, Amadeus, Terra, Avanti and OT Acquisition Corporation, a Texas corporation (the "MERGER AGREEMENT").

1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

         (a) "CONVERTIBLE PROMISSORY NOTES" means those certain Convertible Promissory Notes issued by the Company to Amadeus, Terra, Avanti and Libra Securities pursuant to the Merger Agreement.

         (b) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         (c) "HOLDER" or "HOLDERS" means the holder or holders, as the case may be, from time to time of Registrable Securities. The initial Holders are Amadeus, Terra, Avanti and Libra Securities.

         (d)  "PROCEEDING"  means  an  action,  claim,  suit,  investigation  or
proceeding   (including,   without  limitation,   an  investigation  or  partial
proceeding, such as a deposition), whether commenced or threatened.

         (e) "PROSPECTUS" means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

         (f) "REGISTRABLE SECURITIES" means, as of the Filing Date, all of the Conversion Shares, as such term is defined in the Convertible Promissory Notes.

         (g) "REGISTRATION STATEMENT" means the registration statement required to be filed hereunder, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.


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         (h) "SECURITIES ACT" means the Securities Act of 1933, as amended,  and the rules and regulations promulgated thereunder.

2. Required Registration. As soon as practicable, but in no event later than the 90th day, following the date hereof (the "FILING DATE"), the Company shall prepare and file with the Commission a Registration Statement covering the resale of 100% of the Registrable Securities. The Registration Statement shall be on Form S-3 (unless the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith) and shall contain (unless otherwise directed by the Holders) substantially the "PLAN OF DISTRIBUTION" attached hereto as Annex A. Subject to the terms of this Agreement, the Company shall use its reasonable commercial efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the 120th calendar day following the date hereof or the 180th calendar day following the date hereof in the case of a review by the Commission. The Company shall promptly notify the Holders of the effectiveness of the Registration Statement and any post-effective amendment thereto once the Company receives notification of such effectiveness from the Commission.

3. Registration Procedures.

         In connection with the Company's registration obligations hereunder, the Company shall:

         (a) use its reasonable commercial efforts to prepare and file with the Commission such amendments and supplements to the Registration Statement and the Prospectus included therein as may be necessary to effect and maintain the effectiveness of such Registration Statement as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Registration Statement (provided, however, that the Company shall not be obliged to maintain the effectiveness of such Registration Statement longer than through the earlier of (i) the second anniversary of the date hereof, (ii) the date on which the Holders may sell all Registrable Securities held by the Holders without regard to any volume limitation pursuant to Rule 144(k) of the Securities Act or (iii) such time as all Registrable Securities held by the Holders have been sold pursuant to the Registration Statement or Rule 144 under the Securities Act or any other rule of similar effect);

         (b) promptly deliver to each Holder, without charge, as many copies of the Prospectus and each amendment or supplement thereto as such Holder may reasonably request in connection with resales by the Holder of Registrable Securities. Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(c);

         (c) notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (ii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible, (i)(A) when a Prospectus or


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

any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed and (B) with respect to a Registration Statement or any post-effective amendment, when the same has become effective;
(ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of the Registration Statement or Prospectus; provided that any and all of such information shall remain confidential to each Holder unless (I) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (II) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement.

         (d) use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, and to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction; and

         (e) file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the rules and regulations promulgated thereunder.

         (f) The Company may require each selling Holder to furnish to the Company such information regarding such Holder and such Holder's method of distribution of Registrable Securities as the Company from time to time reasonably requests in writing. Each such Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Holder to the Company or of the occurrence of any event in either case as a result of which any Prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding such


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

Holder or the distribution of such Registrable Securities or omits to state any material fact regarding such Holder or the distribution of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Holder or the distribution of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The Company shall hold in confidence and not make any disclosure of information concerning a Holder of Registrable Securities provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities because any Holder fails to furnish such information pursuant to the Company's request, any failure by the Company to comply hereunder that may occur solely because of such delay shall be excused until such information is delivered to the Company.

         (g) Each of the Holders will comply with the provisions of the Securities Act with respect to disposition of the Registrable Securities to be included in any Registration Statement filed by the Company.

4. Registration Expenses. All fees and expenses in connection with the performance of this Agreement by the Company shall be borne by the Company; provided, however, that in no event shall the Company be responsible for the fees, costs and expenses of counsel for any Holder, any broker or similar commissions or any transfer taxes relating to the Registrable Securities sold by the Holders.

5. Transfer of Registrable Securities after Registration. Each of the Holders agrees that it will not effect any disposition of the Registrable Securities that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statement or as otherwise permitted by law.

6. Indemnification.

         (a)  Indemnification by the Company.  Subject to the provisions of this
Section 6, the Company agrees to indemnify and hold harmless the Holders, the Holders' respective officers, directors, trustees, partners, members, employees and agents, and each person, if any, who controls or is under common control with any of the Holders within the meaning of the Securities Act (each, a "HOLDER INDEMNITEE"), against any losses, claims, damages, liabilities or expenses, joint or several, to which such Holder Indemnitees may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written

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


consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in the Registration Statement, including financial statements and schedules, and all other documents filed as a part thereof, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, under the Securities Act, or in the Prospectus related thereto, in the form first filed with the Commission pursuant to Rule 424(b) under the Securities Act or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required, or any amendment or supplement to the Registration Statement or Prospectus, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, and will reimburse the Holder Indemnitee for reasonable legal and other expenses as such expenses are incurred by such Holder Indemnitee or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to a Holder Indemnitee to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of a Holder expressly for use in the Registration Statement, the Prospectus or any amendment or supplement thereto, or (ii) the failure of the applicable Holder to comply with the covenants and agreements contained in this Agreement regarding the resale of the Registrable Securities, or (iii) any untrue statement or omission of a material fact required to make such statement not misleading in any Prospectus that is corrected in any subsequent Prospectus or supplement thereto that was delivered to the applicable Holder a reasonable amount of time before the pertinent sale or sales by such Holder or (iv) a direct claim against the Company by such Holder Indemnitee if such Holder Indemnitee is a person that is under common control with any Holder (as opposed to a third-party claim against such Holder Indemnitee).



         (b)  Indemnification by the Holders.  Subject to the provisions of this
Section 6, each Holder will, severally and not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Holder), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure on the part of such Holder to comply with the covenants and agreements contained in this Agreement regarding the resale of the Registrable Securities or (ii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case


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

to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder expressly for use therein and such Holder will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement and each controlling person for reasonable legal and other expenses as such expenses are incurred by the Company, each of its directors, each of its officers who signed the Registration Statement and each controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Holder shall not be liable for any such untrue or alleged untrue statement or omission or alleged omission of which the Holder has delivered to the Company in writing a correction of such untrue statement or omission of a material fact a reasonable amount of time before the occurrence of the transaction from or upon which such loss, claim, damage, liability or expense arose or was based.

         (c) Indemnification Procedures.

                  (i) Promptly after receipt by an indemnified  party under this
Section 6 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 6, promptly notify the indemnifying party in writing of the claim; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 6 to the extent it is not prejudiced as a result of such failure.

                  (ii) In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, which approval shall not be unreasonably withheld, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless:

                           (A) the  indemnified  party shall have  employed such
counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party representing all of the indemnified parties who are parties to such action), or



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

                           (B) the  indemnifying  party shall not have  employed
counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.

         (d) Contribution. If the indemnification provided for in this Section 6 is required by clause (i) of Section 6(a) or clause (iii) of Section 6(b) but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under this Section 6 in respect to any losses, claims, damages, liabilities or expenses referred to in this Agreement, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to in this Agreement in such proportion as is appropriate to reflect the relative fault of the Company and the Holders in connection with the statements or omissions, the inaccuracies in the representations and warranties in this Agreement or the breach of covenants and agreements in this Agreement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company and the Holders shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation or warranty relates to information supplied by the Company or by such Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 6(e), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in
Section 6(c) with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this Section 6(d); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under Section 6 for purposes of indemnification. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this
Section 6(d) were determined solely by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 6(d), no Holder shall be required to contribute any amount in excess of the amount by which the total proceeds received by it from the sale of the Registrable Securities exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this
Section 6(d) are several and not joint.

         (e) Limits on Liability. In no event shall the aggregate liability hereunder (i) of the Company exceed the aggregate Principal Amounts of all of the Convertible Promissory Notes; or (ii) of a Holder exceed (A) the aggregate Principal Amount of the Convertible Promissory Note made in favor of such Holder (or such Holder's successor(s) or assignor(s)) with respect to the matters described in clause (i) of Section 6(b), and (B) the gross proceeds to such Holder as a result of the sale of Registrable Securities pursuant to a Registration Statement, Prospectus or any amendment or supplement thereto with respect to the matters described in clause (ii) of Section 6(b).



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7.  Rule 144  Information.  Until  the  earlier  of (a) the  date on  which  the
Registrable Securities may be resold by the Holders without registration and without regard to any volume limitations by reason of Rule 144(k) under the Securities Act or any other rule of similar effect or (b) all of the Registrable Securities have been sold pursuant to the Registration Statement or Rule 144 under the Securities Act or any other rule of similar effect, the Company shall file all reports required to be filed by it under the Securities Act, the rules and regulations promulgated thereunder and the Exchange Act so long as it is subject to such requirements and shall take such further reasonable action to the extent required to enable the Holders to sell the Registrable Securities pursuant to Rule 144 under the Securities Act (as such rule may be amended from time to time).

8. Notices. Any notice provided pursuant to this Agreement shall be given in accordance with the notice provisions of the Merger Agreement. Notice to Libra Securities shall be given to:

                  Libra Securities, LLC
                  630 Fifth Avenue
                  Suite 1919
                  New York, New York 10111
                  Attention: Frank Sena
                  Telephone: (212) 332-4150
                  Facsimile: (212) 322-4155

         With a copy to:

                  Libra Securities, LLC
                  11766 Wilshire Blvd., Suite 870
                  Los Angeles, California 90025
                  Attention: General Counsel
                  Telephone: (310) 312-5600
                  Facsimile: (310) 312-5640

9. Modification; Amendment; Termination. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Holders.

10. Entire Agreement. This Agreement and the agreements referenced herein supersede all other prior oral or written agreements between the parties with respect to the matters discussed herein and contains the entire understanding with respect to the matters covered herein.

11. Headings. The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement.



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

12. Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable under any applicable law, then such contravention or invalidity shall not invalidate the entire Agreement. Such provision shall be deemed to be modified to the extent necessary to render it legal, valid and enforceable, and if no such modification shall render it legal, valid and enforceable, then this Agreement shall be construed as if not containing the provision held to be invalid, and the rights and obligations of the parties shall be construed and enforced accordingly.

13. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the state of Delaware and the federal law of the United States of America, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction.

14. Counterparts; Delivery by Facsimile. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument. This Agreement and each other agreement or instrument entered into in connection herewith or contemplated hereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects and for all purposes as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

15. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns; provided that the Holders may not assign their rights or obligations hereunder without the consent of the Company.

16. No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.



                            [SIGNATURE PAGES FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be
executed  and  delivered  by  their  respective  duly  authorized   officers  or
representatives as of the date first written above.


                                    COMPANY:

                                    RCG COMPANIES INCORPORATED


                                    By:  \s\ Marc E. Bercoon
                                         -----------------------------
                                    Name:  Marc E. Bercoon
                                    Title:  Chief Financial Officer

                      HOLDERS:

                      TERRA NETWORKS ASOCIADAS, S.L.


                      By:  /s/ Juan Rovira
                         --------------------------------------------------
                      Name: Juan Rovira
                           ------------------------------------------------
                      Title: Director
                            -----------------------------------------------

                      AMADEUS AMERICAS, INC. F/K/A AMADEUS NMC HOLDING, INC.


                      By: /s/ Edna Wehby Lopez
                         --------------------------------------------------
                      Name: Edna Wehby Lopez
                           ------------------------------------------------
                      Title: President
                            -----------------------------------------------

                      AVANTI MANAGEMENT, INC.


                      By: /s/ Michael Thomas
                         --------------------------------------------------
                      Name: Michael Thomas
                           ------------------------------------------------
                      Title: CEO and President
                            -----------------------------------------------


                      LIBRA SECURITIES, LLC



                      By: /s/ Robert G. Morrish
                         --------------------------------------------------
                      Name: Robert G. Morrish
                           ------------------------------------------------
                      Title: Executive Vice President
                            -----------------------------------------------

                                     ANNEX A

                              PLAN OF DISTRIBUTION

         Each Selling Stockholder (the "SELLING STOCKHOLDERS") of the common stock ("COMMON STOCK") of the Company and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on AMEX or any other stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. A Selling Stockholder may use any one or more of the following methods when selling shares:

         o ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

         o block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

         o purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

         o an exchange distribution in accordance with the rules of the applicable exchange;

         o        privately negotiated transactions;

         o broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

         o        a combination of any such methods of sale;

         o        any other method permitted pursuant to applicable law.

         The Selling Stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended (the "SECURITIES ACT"), if available, rather than under this prospectus.

         Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. Each Selling Stockholder does not expect these commissions and discounts relating to its sales of shares to exceed what is customary in the types of transactions involved.

         The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed the Company that it does not have any agreement or understanding, directly or indirectly, with any person to distribute the Common Stock.

         The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

         Because Selling Stockholders may be deemed to be "underwriters" within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act. In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus. Each Selling Stockholder has advised us that they have not entered into any agreements, understandings or arrangements with any underwriter or broker-dealer regarding the sale of the resale shares. There is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the Selling Stockholders.

         We agreed to use our commercially reasonable efforts to keep this prospectus effective until the earlier of (i) the date on which the shares may be resold by the Selling Stockholders without registration and without regard to any volume limitations by reason of Rule 144(k) under the Securities Act or any other rule of similar effect, (ii) all of the shares have been sold pursuant to the prospectus or Rule 144 under the Securities Act or any other rule of similar effect, or (iii) the second anniversary the date of the Registration Rights Agreement to which this Annex A Plan of Distribution is attached. The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

         Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to our common stock for a period of two business days prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of our common stock by the Selling Stockholders or any other person. We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale.




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